AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


          Payment Date: 17 September 2001.
          Calculation Date: 11 September 2001.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          -----------------------------------------------------------------------------------------------------------------------
                                                                                                                   Balance on
                                                 Prior Balance        Deposits           Withdrawals             Calculation Date
          ------------------------------------------------------------------------------------------------------------------------
                                                   09-Aug-01                                                            11-Sep-01

          Lessee Funded Account                             0.00               0.00                  (0.00)                  0.00
          Expense Account (note ii)                    46,111.95       9,959,641.70          (8,670,325.45)          1,335,428.20
          Collection Account (note iii)           155,183,247.04      38,521,208.81         (40,218,831.04)        153,485,624.81
          -----------------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                         0.00                                                             0.00
           -  Maintenance Reserve                  80,000,000.00                                                    80,000,000.00
           -  Security Deposit                     35,199,564.00                                                    34,964,416.00
           -  Other Collections
               (net of interim withdrawals)        39,983,683.04                                                    38,521,208.81
          ------------------------------------------------------------------------------------------------------------------------
          Total                                   155,229,358.99      48,480,850.51         (48,889,156.49)        154,821,053.01
          ------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
          -------------------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (August 09, 2001)                                            46,111.95
          Transfer from Collection Account (previous Payment Date)                                        9,953,888.05
          Transfer from Collection Account (interim deposit)                                                      0.00
          Interest Earned during period                                                                       5,753.65
          Payments during period between prior Calculation Date and the relevant Calculation Date:
           - Payments on previous Payment Date                                                           (3,137,583.09)
           - Other payments                                                                              (5,532,742.36)
                                                                                                       ----------------
          Balance on relevant Calculation Date (September 11, 2001)                                       1,335,428.20
          -------------------------------------------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
          -------------------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (August 09, 2001)                                       155,183,247.04
          Collections during period                                                                      38,496,258.81
          Swap receipts (previous Payment Date)                                                              24,950.00
          Transfer to Expense Account  (previous Payment Date)                                           (9,953,888.05)
          Transfer to Expense Account  (interim withdrawal)                                                       0.00
          Net transfer to Lessee Funded Accounts                                                                  0.00
          Aggregate Certificate Payments (previous Payment Date)                                        (27,118,279.94)
          Swap payments (previous Payment Date)                                                          (3,146,663.05)
                                                                                                      -----------------
          Balance on relevant Calculation Date (September 11, 2001)                                     153,485,624.81
          -------------------------------------------------------------------------------------------------------------

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

  =================================================================================================
                           ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                           ----------------------------------------------
                           Priority of Payments
                        (i)Required Expense Amount                                    10,000,000.00
                       (ii)a) Class A Interest                                         6,676,213.06
                           b) Swap Payments                                            3,633,497.06
                      (iii)First Collection Account Top-up                            60,000,000.00
                       (iv)Minimum Hedge Payment                                               0.00
                        (v)Class A Minimum Principal                                           0.00
                       (vi)Class B Interest                                            1,091,656.22
                      (vii)Class B Minimum Principal                                   1,839,766.75
                     (viii)Class C Interest                                            2,375,979.69
                       (ix)Class D Interest                                            3,580,412.50
                        (x)Second Collection Account Top-up                           53,800,379.00
                       (xi)Class A Principal Adjustment Amount                        11,823,148.73
                      (xii)Class C Scheduled Principal                                         0.00
                     (xiii)Class D Scheduled Principal                                         0.00
                      (xiv)Modification Payments                                               0.00
                       (xv)Soft Bullet Note Step-up Interest                                   0.00
                      (xvi)Class E Minimum Interest                                            0.00
                     (xvii)Supplemental Hedge Payment                                          0.00
                    (xviii)Class B Supplemental Principal                                      0.00
                      (xix)Class A Supplemental Principal                                      0.00
                       (xx)Class D Outstanding Principal                                       0.00
                      (xxi)Class C Outstanding Principal                                       0.00
                     (xxii)Class E Supplemental Interest                                       0.00
                    (xxiii)Class B Outstanding Principal                                       0.00
                     (xxiv)Class A Outstanding Principal                                       0.00
                      (xxv)Class E Accrued Unpaid Interest                                     0.00
                     (xxvi)Class E Outstanding Principal                                       0.00
                    (xxvii)Charitable Trust                                                    0.00
                                                                                 -------------------
   Total Payments with respect to Payment Date                                       154,821,053.01
         Less Collection Account Top-Ups ((iii) and (x)above)                       (113,800,379.00)
                                                                                 -------------------
                                                                                      41,020,674.01
                                                                                 ===================

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES
     -------------------------------------------------------------------------------------------------------------------------------
     (a)  FLOATING RATE CERTIFICATES                                      A-6                A-8              A-9            Class B
          --------------------------
          Applicable LIBOR                                           3.64000%           3.64000%         3.64000%           3.64000%
          Applicable Margin                                          0.34000%           0.37500%         0.55000%           0.75000%
          Applicable Interest Rate                                   3.98000%           4.01500%         4.19000%           4.39000%
          Interest Amount Payable                                1,219,296.39       2,576,291.67     2,880,625.00       1,091,656.22
          Step Up Interest Amount                                        0.00               0.00             0.00               0.00

          Opening Principal Balance                            334,206,411.34     700,000,000.00   750,000,000.00     271,275,101.38
          Minimum Principal Payment Amount                               0.00               0.00             0.00       1,839,766.75
          Adjusted Principal Payment Amount                     11,823,148.73               0.00             0.00               0.00
          Supplemental Principal Payment Amount                          0.00               0.00             0.00               0.00
          Total Principal Distribution Amount                   11,823,148.73               0.00             0.00       1,839,766.75
          Redemption Amount
           - amount allocable to principal                               0.00               0.00             0.00               0.00
           - premium allocable to premium                                0.00               0.00             0.00               0.00
                                                             -----------------------------------------------------------------------
          Outstanding Principal Balance (September 17, 2001)   322,383,262.61     700,000,000.00   750,000,000.00     269,435,334.63
     -------------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------
     (b)  FIXED RATE CERTIFICATES                                     Class C            Class D
          -----------------------
          Applicable Interest Rate                                    8.1500%           10.8750%
          Interest Amount Payable                                2,375,979.69       3,580,412.50

          Opening Principal Balance                            349,837,500.00     395,080,000.00
          Scheduled Principal Payment Amount                             0.00               0.00
          Redemption Amount                                              0.00               0.00
           - amount allocable to principal                               0.00               0.00
           - amount allocable to premium                                 0.00               0.00
          Actual Pool Factor                                        0.9329000          0.9877000
                                                              -----------------------------------
          Outstanding Principal Balance (September 17, 2001)   349,837,500.00     395,080,000.00
     --------------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                                    n/a                n/a
       in the event of a partial redemption

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
--------------------------------------------------------------------------------------------------------------------
                                                         A-6                A-8              A-9            Class B
     Applicable LIBOR                               3.48750%           3.48750%         3.48750%           3.48750%
     Applicable Margin                              0.34000%           0.37500%         0.55000%           0.75000%
     Applicable Interest Rate                       3.82750%           3.86250%         4.03750%           4.23750%
--------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
----------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                         A-6                A-8              A-9            Class B

     Opening Principal Amount                       3,342.06           7,000.00         7,500.00           2,712.75
     Total Principal Payments                        (118.23)              0.00             0.00             (18.40)
                                               ---------------------------------------------------------------------
     Closing Outstanding Principal Balance          3,223.83           7,000.00         7,500.00           2,694.35

     Total Interest                                    12.19              25.76            28.81              10.92
     Total Premium                                      0.00               0.00             0.00               0.00
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                     Class C            Class D

     Opening Principal Amount                       3,498.38           3,950.80
     Total Principal Payments                           0.00               0.00
                                               ---------------------------------
     Outstanding Principal Balance                  3,498.38           3,950.80

     Total Interest                                    23.76              35.80
     Total Premium                                      0.00               0.00
--------------------------------------------------------------------------------